UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - October 7, 2008
(Date of earliest event reported)

ALLIED NEVADA GOLD CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

9604 Prototype Court, Reno, Nevada 89521

(Address of principal executive offices)

(775) 358-4455

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

On October 7, 2008, Allied Nevada Gold Corp. (the “Company”) issued a press release entitled “Allied Nevada Completes Second Phase of Exploration Drilling at the Hycroft Mine .”   A copy of the October 7, 2008 press release is attached as Exhibit 99.1, and incorporated herein by reference.

Limitation on Incorporation by Reference:  In accordance with General Instruction B.2 of Form 8-K, the information in this report furnished under Item 7.01 and the press release included as Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

Item 9.01 Financial Statements and Exhibits

(c)    Exhibits

Exhibit Number	Description

99.1	Press release of Allied Nevada Gold Corp. dated October 7, 2008

SIGNATURES

Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 7, 2008	Allied Nevada Gold Corp.

	By:	/s/ Hal D. Kirby
Hal D. Kirby Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Allied Nevada Gold Corp. dated October 7, 2008